UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Under §240.14a-12

Welltower Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 4, 2017.

Meeting Information
WELLTOWER INC.	Meeting Type: Annual Meeting
For holders as of: March 7, 2017
Date: May 4, 2017 Time: 9:00 A.M. Eastern Time
Location: Bruce G. Thompson Auditorium
Welltower Inc.’s corporate headquarters
4500 Dorr Street
Toledo, OH 43615
WELLTOWER INC. 4500 DORR STREET TOLEDO, OHIO 43615	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT 2. ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2017 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to be able to attend the meeting and vote in person, please call (419) 247-2800 or write to the Senior Vice President - General Counsel and Corporate Secretary, Welltower Inc., 4500 Dorr Street, Toledo, Ohio 43615.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR

the following:

1.	Election of ten directors to hold office until the next annual meeting of shareholders.

Nominees:

1a.	Kenneth J. Bacon

1b.	Thomas J. DeRosa

1c.	Jeffrey H. Donahue

1d.	Fred S. Klipsch

1e.	Geoffrey G. Meyers

1f.	Timothy J. Naughton

1g.	Sharon M. Oster

1h.	Judith C. Pelham

1i.	Sergio D. Rivera

1j.	R. Scott Trumbull

The Board of Directors recommends you vote FOR the following proposals:

2.	The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year 2017; and

3.	The advisory vote to approve executive compensation as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4.	The advisory vote on the frequency of advisory votes on executive compensation.

NOTE: The proxies named in the proxy card are authorized to vote in their discretion upon any other business as may properly come before the meeting or any adjournment thereof.